UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 17, 2025

CENTURY COMMUNITIES, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-36491	68-0521411
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8390 East Crescent Parkway, Suite 650 Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

(303) 770-8300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CCS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act or Rule 12b-2 of the Exchange Act.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Indenture; 6.625% Senior Notes due 2033

On September 17, 2025, Century Communities, Inc. (the “Company”) and its subsidiary guarantors party thereto (the “Guarantors”) entered into an Indenture (the “Indenture”) with U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), pursuant to which the Company issued $500 million aggregate principal amount of its 6.625% Senior Notes due 2033 (the “Notes”).  The Notes will mature on September 15, 2033.  Interest on the Notes will accrue from September 17, 2025 at a rate of 6.625% per annum, and will be payable semi-annually in cash on March 15 and September 15 of each year, commencing on March 15, 2026.

The Notes are general unsecured senior obligations of the Company and are guaranteed on an unsecured senior basis by the Guarantors.  The Notes and the related guarantees will be subordinated to all of the Company’s and the Guarantors’ future secured debt to the extent of the assets securing any such secured debt.  In addition, the Notes are effectively subordinated to all of the liabilities of the Company’s subsidiaries that are not guaranteeing the Notes.

If the Company experiences certain change of control events, accompanied by a ratings downgrade, the Company will be required to make an offer to repurchase all of the Notes at 101% of their principal amount, plus accrued and unpaid interest, if any, to, but not including, the applicable repurchase date.  The Company may redeem the Notes, in whole or in part, at any time on or after September 15, 2028, at the applicable redemption price specified in the Indenture and the Notes, plus accrued and unpaid interest, if any, to the applicable redemption date.  Additionally, the Company may redeem the Notes, in whole or in part, at any time prior to September 15, 2028, at a price equal to 100% of the aggregate principal amount of the Notes being redeemed, plus the applicable “make whole” premium set forth in the Indenture, plus accrued and unpaid interest, if any, to the applicable redemption date.  Furthermore, the Company may redeem up to 40% of the aggregate principal amount of the Notes at any time prior to September 15, 2028 with the net cash proceeds from certain equity issuances at a price equal to 106.625% of the aggregate principal amount of the Notes being redeemed, plus accrued and unpaid interest, if any, to, but not including, the applicable redemption date; provided, however, that (i) at least 50% of such aggregate principal amount of the Notes remains outstanding immediately after the occurrence of each such redemption, and (ii) such redemption occurs within 180 days of the closing of the related equity issuance.

The Indenture contains covenants that, among other things, restrict the Company’s ability and the ability of certain of the Company’s subsidiaries to: incur certain liens securing indebtedness without equally and ratably securing the Notes and the related guarantees; and enter into certain sale and leaseback transactions.  These covenants are subject to a number of important limitations and exceptions.

The offer and sale of the Notes and the related guarantees have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), any state securities laws, or the securities laws of any other jurisdiction.  Unless they are registered, the Notes may be offered and sold only in transactions that are exempt from the registration requirements under the Securities Act and the applicable securities laws of any other jurisdiction.

The foregoing description of the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Indenture and the form of the Notes, which are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K (this “8-K”), and each of which is incorporated herein by reference.

2

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this 8-K is incorporated into this Item 2.03 by reference.

This 8-K does not constitute an offer to sell, or the solicitation of an offer to buy, the Notes or any other security, and shall not constitute an offer, solicitation or sale of any securities in any state or jurisdiction in which, or to any persons to whom, such offering, solicitation or sale would be unlawful.

Forward-Looking Statements

This 8-K contains forward-looking statements within the meaning of the federal securities laws, and such statements should not be interpreted to be guarantees of future performance or results.  Forward-looking statements are based on the Company’s current beliefs or expectations with respect to future events, and are subject to assumptions and unknown risks and uncertainties, many of which are beyond the Company’s control, that could cause actual performance or results to differ materially from the beliefs or expectations expressed in or suggested by the forward-looking statements.  Actual events and/or results may differ materially from those projected in such forward-looking statements.  Please see the Company’s most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, and other reports filed with the U.S. Securities Exchange Commission for factors that could cause actual results to differ materially from those expressed in the forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
4.1
Indenture (including form of 6.625% Senior Notes due 2033), dated as of September 17, 2025, by and among Century Communities, Inc., the Guarantors party thereto, and U.S. Bank Trust Company, National Association, as trustee

4.2	Form of 6.625% Senior Notes due 2033 (included as Exhibit A to the Indenture)
104	The cover page from this current report on Form 8-K, formatted in Inline XBRL

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2025	CENTURY COMMUNITIES, INC.

	By:	/s/ J. Scott Dixon
		Name:	J. Scott Dixon
		Title:	Chief Financial Officer

4